UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03691

LORD ABBETT MID CAP STOCK FUND, INC.
(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2012

Item 1:	Report(s) to Shareholders.

2 0 1 2

L O R D  A B B E T T

A N N U A L

R E P O R T

Lord Abbett

Mid Cap Stock Fund*

For the fiscal year ended December 31, 2012
* Formerly Lord Abbett Mid Cap Value Fund

Lord Abbett Mid Cap Stock Fund Annual Report
For the fiscal year ended December 31, 2012

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Mid Cap Stock Fund for the fiscal year ended December 31, 2012. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access quarterly commentaries and other portfolio related updates.

          Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2012, the Fund returned 14.49%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,1 which returned 18.51% over the same period.

          Although most U.S. equity indexes posted a double-digit return, the 12-month period was a challenging and volatile environment for active managers. The market rose during the first quarter of the fiscal year, as strong employment reports and increased housing activity provided evidence of an improving economy. Unfortunately, the risk-off environment returned during the second quarter of 2012, and the Fund’s cyclical positioning resulted in underperformance. Macroeconomic concerns about Europe and the slowdown of China’s economy caused investors to favor defensive sectors and dividend-paying stocks during this risk-off period. The stock market resumed its rise during the latter part of the year. Although there was significant volatility in the U.S. equity market following the presidential election and surrounding the “fiscal cliff” discussions in Washington, economic reports during the fourth quarter, particularly those related to housing and employment, were generally supportive of continued economic growth. The volatile, macro-dominated environment that prevailed during the 12-month period was not favorable to our value-oriented, bottom-up, fundamental approach.

          Stock selection within the industrials and energy sectors detracted the most from the Fund’s relative performance during the period. Within industrials, shares of engineering and construction firm Jacobs Engineering Group, Inc., declined following disappointing fiscal second quarter results, partly due to budgetary constraints and project delays in the company’s government segment. In addition, shares of Manpower, Inc., a provider of workforce solutions and services, declined during the second quarter of 2012, as earnings estimates were reduced due to global macro concerns and the firm’s exposure to Europe’s economic weakness. Within energy, Superior Energy Services, Inc., an oil-field services provider, experienced a decline in customer activity levels due to lower commodity prices.

          Contributing to the Fund’s relative performance was stock selection within the health care and materials sectors. Within health care, Watson Pharmaceuticals, Inc., a global generic pharmaceuticals company, reported solid third quarter earnings. The company also acquired Actavis, a privately held pharmaceuticals company, which investors believe will have potential accretion benefits from operating synergies. In addition, shares of Par Pharmaceutical Companies, Inc., a developer of branded and generic pharmaceuticals, rose during July 2012 after the company agreed to be acquired at a significant premium by private equity firm TPG Capital, L.P. Within materials, shares of global specialty chemical company Ashland, Inc. turned in solid performance following better-than-expected fiscal fourth quarter 2012 results. The company profited from improved price realizations versus input costs, operational savings, and better-than-expected results in a recent acquisition.

          The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2012. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap® 400 Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years	Life of Class
Class A3	7.92%	-0.03%	6.58%	–
Class B4	8.76%	0.13%	6.65%	–
Class C5	12.79%	0.51%	6.52%	–
Class F6	14.76%	1.41%	–	0.15%
Class I7	14.88%	1.50%	7.58%	–
Class P7	14.49%	1.07%	7.12%	–
Class R2[8]	14.21%	–	–	4.05%
Class R3[9]	14.33%	–	–	4.17%

[1] Reflects the deduction of the maximum initial sales charge of 5.75%.
[2] Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

[3] Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2012, is calculated using the SEC-required uniform method to compute such return.

[4] Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

[5] The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.
[6] Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.
[7] Performance is at net asset value.
[8] Class R2 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.
[9] Class R3 shares commenced operations on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

Expense Example

          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 through December 31, 2012).

Actual Expenses

          For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/12 – 12/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†

	7/1/12	12/31/12	7/1/12 - 12/31/12

Class A
Actual	$1,000.00	$1,106.30	$5.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.74
Class B
Actual	$1,000.00	$1,102.60	$9.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.19	$9.02
Class C
Actual	$1,000.00	$1,102.80	$9.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.21	$8.97
Class F
Actual	$1,000.00	$1,108.00	$4.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.71	$4.47
Class I
Actual	$1,000.00	$1,107.80	$4.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.21	$3.96
Class P
Actual	$1,000.00	$1,105.90	$5.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.74
Class R2
Actual	$1,000.00	$1,104.50	$7.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$7.00
Class R3
Actual	$1,000.00	$1,105.80	$6.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.74	$6.44

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.13% for Classes A and P, 1.78% for Class B, 1.77% for Class C, 0.88% for Class F, 0.78% for Class I, 1.38% for Class R2 and 1.27% for Class R3) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector
December 31, 2012

Sector*	%**
Consumer Discretionary	8.03%
Consumer Staples	4.19%
Energy	8.67%
Financials	29.85%
Health Care	10.71%
Industrials	11.78%

Sector*	%**
Information Technology	8.88%
Materials	9.39%
Telecommunication Services	1.15%
Utilities	5.64%
Short-Term Investment	1.71%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments
December 31, 2012

Investments	Shares	Fair Value (000)

LONG-TERM INVESTMENTS 98.02%

COMMON STOCKS 97.93%

Aerospace & Defense 1.05%
Esterline Technologies Corp.*	378,000	$24,045

Automobiles 0.52%
Harley-Davidson, Inc.	245,000	11,966

Beverages 1.00%
Beam, Inc.	223,000	13,623
Constellation Brands, Inc. Class A*	259,000	9,166

Total		22,789

Capital Markets 4.15%
Affiliated Managers
Group, Inc.*	176,400	22,958
Ares Capital Corp.	1,522,000	26,635
Lazard Ltd. Class A	372,500	11,115
Raymond James Financial, Inc.	726,000	27,973
TD Ameritrade Holding Corp.	366,600	6,163

Total		94,844

Chemicals 4.54%
Ashland, Inc.	434,000	34,898
Cabot Corp.	240,000	9,550
Celanese Corp. Series A	312,000	13,893
Chemtura Corp.*	1,103,000	23,450
Georgia Gulf Corp.	258,100	10,654
International Flavors & Fragrances, Inc.	172,400	11,471

Total		103,916

Commercial Banks 8.56%
CIT Group, Inc.*	955,000	36,901
City National Corp.	470,000	23,275
Comerica, Inc.	841,400	25,528
Fifth Third Bancorp	1,698,000	25,793
M&T Bank Corp.	334,100	32,899
Signature Bank*	150,000	10,701

Investments	Shares	Fair Value (000)

SunTrust Banks, Inc.	958,000	$27,159
Zions Bancorporation	633,000	13,546

Total		195,802

Commercial Services & Supplies 0.56%
Tyco International Ltd. (Switzerland)(a)	442,000	12,928

Computers & Peripherals 0.75%
NCR Corp.*	226,100	5,761
NetApp, Inc.*	341,000	11,441

Total		17,202

Construction & Engineering 3.12%
Jacobs Engineering
Group, Inc.*	764,859	32,560
URS Corp.	988,000	38,789

Total		71,349

Construction Materials 0.24%
Eagle Materials, Inc.	94,900	5,552

Consumer Finance 0.41%
Discover Financial Services	242,000	9,329

Containers & Packaging 1.38%
Ball Corp.	352,000	15,752
Rock-Tenn Co. Class A	137,600	9,620
Sealed Air Corp.	357,000	6,251

Total		31,623

Diversified Telecommunication Services 1.15%
CenturyLink, Inc.	671,000	26,249

Electric: Utilities 4.08%
Edison International	581,000	26,256
Northeast Utilities	253,000	9,887
NV Energy, Inc.	1,043,000	18,920
PPL Corp.	829,000	23,734
Xcel Energy, Inc.	544,000	14,530

Total		93,327

Electrical Equipment 1.34%
Eaton Corp. plc (Ireland)(a)	565,000	30,623

See Notes to Financial Statements.	7

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	Fair Value (000)

Electronic Equipment, Instruments & Components 3.41%
Anixter International, Inc.	506,000	$32,374
Arrow Electronics, Inc.*	609,000	23,191
TE Connectivity Ltd. (Switzerland)(a)	602,000	22,346

Total		77,911

Energy Equipment & Services 4.44%
Cameron International Corp.*	196,000	11,066
Ensco plc Class A (United Kingdom)(a)	498,400	29,545
Halliburton Co.	318,000	11,031
Helmerich & Payne, Inc.	167,600	9,387
Rowan Cos., plc Class A*	470,000	14,697
Superior Energy Services, Inc.*	877,000	18,172
Tidewater, Inc.	173,000	7,730

Total		101,628

Food Products 3.18%
Bunge Ltd.	522,000	37,944
H.J. Heinz Co.	391,700	22,593
Kellogg Co.	218,000	12,176

Total		72,713

Gas Utilities 0.31%
Piedmont Natural Gas Co., Inc.	227,000	7,107

Health Care Providers & Services 5.33%
CIGNA Corp.	663,000	35,444
Community Health Systems, Inc.	838,000	25,760
DaVita HealthCare Partners, Inc.*	152,000	16,801
Laboratory Corp. of America Holdings*	228,000	19,750
McKesson Corp.	117,700	11,412
Universal Health Services, Inc. Class B	261,000	12,619

Total		121,786

Investments	Shares	Fair Value (000)

Hotels, Restaurants & Leisure 0.40%
Hyatt Hotels Corp. Class A*	236,800	$9,133

Household Durables 1.08%
Tupperware Brands Corp.	386,000	24,743

Information Technology Services 1.43%
Fiserv, Inc.*	414,000	32,718

Insurance 9.01%
ACE Ltd. (Switzerland)(a)	415,000	33,117
Allstate Corp. (The)	472,100	18,964
Brown & Brown, Inc.	405,000	10,311
Endurance Specialty Holdings Ltd.	202,000	8,017
Everest Re Group Ltd.	266,000	29,247
Hartford Financial Services Group, Inc.	1,271,000	28,521
Lincoln National Corp.	686,000	17,768
Marsh & McLennan Cos., Inc.	636,000	21,923
PartnerRe Ltd.	300,000	24,147
XL Group plc (Ireland)(a)	561,200	14,064

Total		206,079

Internet Software & Services 0.17%
Monster Worldwide, Inc.*	705,000	3,962

Life Sciences Tools & Services 1.75%
Agilent Technologies, Inc.	502,000	20,552
Life Technologies Corp.*	396,000	19,435

Total		39,987

Machinery 3.49%
Dover Corp.	357,600	23,498
IDEX Corp.	568,800	26,466
Kennametal, Inc.	312,000	12,480
Pentair Ltd. (Switzerland)(a)	353,000	17,350

Total		79,794

8	See Notes to Financial Statements.

Schedule of Investments (continued)
December 31, 2012

Investments	Shares	Fair Value (000)

Media 2.52%
Discovery Communications,
Inc. Class A*	217,000	$13,775
Interpublic Group of Cos., Inc. (The)	3,973,000	43,783

Total		57,558

Metals & Mining 1.69%
Allegheny Technologies, Inc.	467,100	14,181
Reliance Steel & Aluminum Co.	392,600	24,381

Total		38,562

Multi-Line Retail 1.29%
Macy’s, Inc.	758,000	29,577

Multi-Utilities 1.23%
CMS Energy Corp.	1,149,500	28,025

Oil, Gas & Consumable Fuels 4.12%
CONSOL Energy, Inc.	295,000	9,470
EQT Corp.	134,900	7,956
Kinder Morgan, Inc.	428,000	15,121
Noble Energy, Inc.	205,700	20,928
QEP Resources, Inc.	417,000	12,623
Range Resources Corp.	224,000	14,074
Valero Energy Corp.	409,000	13,955

Total		94,127

Paper & Forest Products 1.51%
International Paper Co.	865,600	34,485

Pharmaceuticals 3.60%
Mylan, Inc.*	1,493,000	41,027
Watson Pharmaceuticals, Inc.*	479,905	41,272

Total		82,299

Real Estate Investment Trusts 5.94%
Alexandria Real Estate Equities, Inc.	249,000	17,261
American Campus Communities, Inc.	150,000	6,919
Boston Properties, Inc.	54,000	5,714

Investments	Shares	Fair Value (000)

Camden Property Trust	84,500	$5,764
CBL & Associates Properties, Inc.	647,500	13,733
Home Properties, Inc.	131,700	8,075
Liberty Property Trust	426,500	15,256
Macerich Co. (The)	98,000	5,713
ProLogis, Inc.	159,000	5,802
Ventas, Inc.	272,000	17,604
Vornado Realty Trust	259,300	20,765
Weyerhaeuser Co.	477,000	13,270

Total		135,876

Real Estate Management & Development 1.70%
Jones Lang LaSalle, Inc.	462,000	38,780

Road & Rail 0.93%
Kansas City Southern	93,000	7,764
Ryder System, Inc.	269,300	13,446

Total		21,210

Semiconductors & Semiconductor Equipment 2.58%
Analog Devices, Inc.	558,000	23,469
Broadcom Corp. Class A	685,000	22,749
Xilinx, Inc.	353,000	12,673

Total		58,891

Software 0.51%
Adobe Systems, Inc.*	312,000	11,756

Specialty Retail 1.55%
Abercrombie & Fitch Co. Class A	153,000	7,340
Pier 1 Imports, Inc.	943,800	18,876
Tiffany & Co.	160,000	9,174

Total		35,390

Textiles, Apparel & Luxury Goods 0.65%
Gildan Activewear, Inc. (Canada)(a)	404,200	14,786

See Notes to Financial Statements.	9

Schedule of Investments (concluded)
December 31, 2012

Investments	Shares	Fair Value (000)

Trading Companies & Distributors 1.26%
WESCO International, Inc.*	426,000	$28,725

Total Common Stocks (cost $1,907,846,781)		2,239,152

WARRANT 0.09%

Oil, Gas & Consumable Fuels
Kinder Morgan, Inc.*,(b) (cost $746,121)	515,840	1,950

Total Long-Term Investments (cost $1,908,592,902)		2,241,102

Investments	Principal Amount (000)	Fair Value (000)

SHORT-TERM INVESTMENT 1.70%

Repurchase Agreement

Repurchase Agreement dated 12/31/2012, 0.01% due 1/2/2013 with Fixed Income Clearing Corp. collateralized by $39,595,000 of Federal National Mortgage Assoc. at 0.75% due 4/10/2015; value: $39,743,481; proceeds: $38,961,910 (cost $38,961,888)	$38,962	$38,962

Total Investments in Securities 99.72% (cost $1,947,554,790)		2,280,064

Other Assets in Excess of Liabilites 0.28%		6,474

Net Assets 100.00%		$2,286,538

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Exercise price of $40.00 and expiration date of 5/25/2017.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments in securities, at fair value (cost $1,947,554,790)	$2,280,063,550
Cash	155,092
Receivables:
Investment securities sold	21,345,198
Dividends	2,371,612
Capital shares sold	1,241,617
Prepaid expenses and other assets	23,915

Total assets	2,305,200,984

LIABILITIES:
Payables:
Capital shares reacquired	7,747,575
Investment securities purchased	6,188,861
12b-1 distribution fees	1,744,617
Management fee	1,047,852
Directors’ fees	1,014,682
To affiliates (See Note 3)	132,949
Fund administration	77,391
Distributions payable	92
Accrued expenses	708,776

Total liabilities	18,662,795

NET ASSETS	$2,286,538,189

COMPOSITION OF NET ASSETS:
Paid-in capital	$3,292,565,320
Distributions in excess of net investment income	(781,321)
Accumulated net realized loss on investments	(1,337,754,570)
Net unrealized appreciation on investments	332,508,760

Net Assets	$2,286,538,189

See Notes to Financial Statements.	11

Statement of Assets and Liabilities (concluded)
December 31, 2012

Net assets by class:
Class A Shares	$1,224,394,010
Class B Shares	$34,226,963
Class C Shares	$201,356,051
Class F Shares	$63,450,704
Class I Shares	$616,196,288
Class P Shares	$122,334,409
Class R2 Shares	$674,751
Class R3 Shares	$23,905,013
Outstanding shares by class:
Class A Shares (700 million shares of common stock authorized, $.001 par value)	68,239,577
Class B Shares (200 million shares of common stock authorized, $.001 par value)	2,029,151
Class C Shares (200 million shares of common stock authorized, $.001 par value)	11,988,082
Class F Shares (200 million shares of common stock authorized, $.001 par value)	3,563,321
Class I Shares (200 million shares of common stock authorized, $.001 par value)	34,591,974
Class P Shares (200 million shares of common stock authorized, $.001 par value)	7,025,302
Class R2 Shares (200 million shares of common stock authorized, $.001 par value)	38,089
Class R3 Shares (200 million shares of common stock authorized, $.001 par value)	1,344,707
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$17.94
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$19.03
Class B Shares-Net asset value	$16.87
Class C Shares-Net asset value	$16.80
Class F Shares-Net asset value	$17.81
Class I Shares-Net asset value	$17.81
Class P Shares-Net asset value	$17.41
Class R2 Shares-Net asset value	$17.72
Class R3 Shares-Net asset value	$17.78

12	See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $2,624)	$42,312,451
Interest	6,863

Total investment income	42,319,314

Expenses:
Management fee	12,623,507
12b-1 distribution plan-Class A	4,472,530
12b-1 distribution plan-Class B	422,919
12b-1 distribution plan-Class C	2,112,589
12b-1 distribution plan-Class F	65,081
12b-1 distribution plan-Class P	539,397
12b-1 distribution plan-Class R2	3,672
12b-1 distribution plan-Class R3	106,380
Shareholder servicing	3,429,890
Fund administration	933,881
Subsidy (See Note 3)	747,323
Reports to shareholders	192,342
Registration	120,589
Directors’ fees	77,257
Professional	69,112
Custody	55,983
Other	59,418

Gross expenses	26,031,870
Expense reductions (See Note 7)	(1,359)

Net expenses	26,030,511

Net investment income	16,288,803

Net realized and unrealized gain:
Net realized gain on investments	260,457,681
Net change in unrealized appreciation/depreciation on investments	33,192,802

Net realized and unrealized gain	293,650,483

Net Increase in Net Assets Resulting From Operations	$309,939,286

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Operations:
Net investment income	$16,288,803	$4,038,337
Net realized gain on investments	260,457,681	275,560,309
Net change in unrealized appreciation/depreciation on investments	33,192,802	(357,929,728)

Net increase (decrease) in net assets resulting from operations	309,939,286	(78,331,082)

Distributions to shareholders from:
Net investment income
Class A	(7,935,942)	(1,642,429)
Class C	(85,790)	–
Class F	(582,098)	(276,408)
Class I	(6,221,909)	(2,023,039)
Class P	(792,386)	(75,311)
Class R2	(3,196)	–
Class R3	(137,044)	(11,260)

Total distributions to shareholders	(15,758,365)	(4,028,447)

Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	299,558,358	564,264,808
Reinvestment of distributions	14,672,620	3,646,377
Cost of shares reacquired	(565,530,835)	(728,892,805)

Net decrease in net assets resulting from capital share transactions	(251,299,857)	(160,981,620)

Net increase (decrease) in net assets	42,881,064	(243,341,149)

NET ASSETS:
Beginning of year	$2,243,657,125	$2,486,998,274

End of year	$2,286,538,189	$2,243,657,125

Distributions in excess of net investment income	$(781,321)	$(941,037)

14	See Notes to Financial Statements.

Financial Highlights

	Class A Shares

	Year Ended 12/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.77	$16.45	$13.15	$10.43	$18.57

Investment operations:
Net investment income(a)	.11	.04	.06	.06	.18
Net realized and unrealized gain (loss)	2.18	(.70)	3.30	2.73	(7.24)

Total from investment operations	2.29	(.66)	3.36	2.79	(7.06)

Distributions to shareholders from:
Net investment income	(.12)	(.02)	(.06)	(.07)	(.26)
Net realized gain	–	–	–	–	(.82)

Total distributions	(.12)	(.02)	(.06)	(.07)	(1.08)

Net asset value, end of year	$17.94	$15.77	$16.45	$13.15	$10.43

Total Return(b)	14.49%	(3.95)%	25.55%	26.67%	(39.44)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.13%	1.14%	1.15%	1.16%	1.10%

Expenses, excluding expense reductions	1.13%	1.14%	1.15%	1.16%	1.10%
Net investment income	.67%	.22%	.43%	.57%	1.19%

Supplemental Data:

Net assets, end of year (000)	$1,224,394	$1,310,387	$1,610,246	$1,657,302	$2,090,013
Portfolio turnover rate	68.57%	47.77%	62.12%	109.32%	20.11%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	15

Financial Highlights (continued)

	Class B Shares

	Year Ended 12/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.83	$15.54	$12.46	$9.89	$17.62

Investment operations:
Net investment income (loss)(a)	– (b)	(.08)	(.04)	(.01)	.07
Net realized and unrealized gain (loss)	2.04	(.63)	3.12	2.58	(6.82)

Total from investment operations	2.04	(.71)	3.08	2.57	(6.75)

Distributions to shareholders from:
Net investment income	–	–	–	–	(.16)
Net realized gain	–	–	–	–	(.82)

Total distributions	–	–	–	–	(.98)

Net asset value, end of year	$16.87	$14.83	$15.54	$12.46	$9.89

Total Return(c)	13.76%	(4.57)%	24.72%	25.99%	(39.88)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.78%	1.78%	1.81%	1.81%	1.77%

Expenses, excluding expense reductions	1.78%	1.78%	1.81%	1.81%	1.77%
Net investment income (loss)	(.01)%	(.49)%	(.31)%	(.08)%	.54%

Supplemental Data:

Net assets, end of year (000)	$34,227	$50,420	$121,889	$220,002	$276,790
Portfolio turnover rate	68.57%	47.77%	62.12%	109.32%	20.11%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares

	Year Ended 12/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.77	$15.48	$12.41	$9.85	$17.55

Investment operations:
Net investment income (loss)(a)	– (b)	(.06)	(.03)	(.01)	.07
Net realized and unrealized gain (loss)	2.04	(.65)	3.10	2.57	(6.79)

Total from investment operations	2.04	(.71)	3.07	2.56	(6.72)

Distributions to shareholders from:
Net investment income	(.01)	–	–	– (b)	(.16)
Net realized gain	–	–	–	–	(.82)

Total distributions	(.01)	–	–	–	(.98)

Net asset value, end of year	$16.80	$14.77	$15.48	$12.41	$9.85

Total Return(c)	13.79%	(4.59)%	24.74%	25.99%	(39.90)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.78%	1.77%	1.80%	1.81%	1.77%

Expenses, excluding expense reductions	1.78%	1.77%	1.80%	1.81%	1.77%
Net investment income (loss)	.03%	(.42)%	(.22)%	(.09)%	.53%

Supplemental Data:

Net assets, end of year (000)	$201,356	$218,201	$278,241	$289,664	$310,015
Portfolio turnover rate	68.57%	47.77%	62.12%	109.32%	20.11%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	17

Financial Highlights (continued)

	Class F Shares

	Year Ended 12/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.66	$16.33	$13.06	$10.36	$18.52

Investment operations:
Net investment income(a)	.16	.08	.10	.08	.26
Net realized and unrealized gain (loss)	2.15	(.68)	3.27	2.73	(7.28)

Total from investment operations	2.31	(.60)	3.37	2.81	(7.02)

Distributions to shareholders from:
Net investment income	(.16)	(.07)	(.10)	(.11)	(.32)
Net realized gain	–	–	–	–	(.82)

Total distributions	(.16)	(.07)	(.10)	(.11)	(1.14)

Net asset value, end of year	$17.81	$15.66	$16.33	$13.06	$10.36

Total Return(b)	14.76%	(3.69)%	25.84%	27.10%	(39.32)%
Ratios to Average Net Assets:

Expenses, including expense reductions	.88%	.89%	.89%	.88%	.85%

Expenses, excluding expense reductions	.88%	.89%	.89%	.88%	.85%
Net investment income	.92%	.47%	.73%	.77%	1.96%

Supplemental Data:

Net assets, end of year (000)	$63,451	$65,902	$76,444	$28,272	$12,380
Portfolio turnover rate	68.57%	47.77%	62.12%	109.32%	20.11%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares

	Year Ended 12/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.66	$16.34	$13.06	$10.36	$18.52

Investment operations:
Net investment income(a)	.18	.11	.10	.10	.23
Net realized and unrealized gain (loss)	2.15	(.71)	3.29	2.72	(7.24)

Total from investment operations	2.33	(.60)	3.39	2.82	(7.01)

Distributions to shareholders from:
Net investment income	(.18)	(.08)	(.11)	(.12)	(.33)
Net realized gain	–	–	–	–	(.82)

Total distributions	(.18)	(.08)	(.11)	(.12)	(1.15)

Net asset value, end of year	$17.81	$15.66	$16.34	$13.06	$10.36

Total Return(b)	14.88%	(3.64)%	25.98%	27.21%	(39.27)%
Ratios to Average Net Assets:

Expenses, including expense reductions	.78%	.79%	.80%	.81%	.77%

Expenses, excluding expense reductions	.78%	.79%	.80%	.81%	.77%
Net investment income	1.06%	.69%	.73%	.92%	1.55%

Supplemental Data:

Net assets, end of year (000)	$616,196	$410,713	$138,036	$186,387	$221,556
Portfolio turnover rate	68.57%	47.77%	62.12%	109.32%	20.11%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	19

Financial Highlights (continued)

	Class P Shares

	Year Ended 12/31

	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$15.30	$15.95	$12.75	$10.12	$18.07

Investment operations:
Net investment income(a)	.11	.02	.04	.05	.16
Net realized and unrealized gain (loss)	2.11	(.66)	3.20	2.64	(7.04)

Total from investment operations	2.22	(.64)	3.24	2.69	(6.88)

Distributions to shareholders from:
Net investment income	(.11)	(.01)	(.04)	(.06)	(.25)
Net realized gain	–	–	–	–	(.82)

Total distributions	(.11)	(.01)	(.04)	(.06)	(1.07)

Net asset value, end of year	$17.41	$15.30	$15.95	$12.75	$10.12

Total Return(b)	14.49%	(4.03)%	25.43%	26.63%	(39.56)%
Ratios to Average Net Assets:

Expenses, including expense reductions	1.14%	1.20%	1.25%	1.25%	1.22%

Expenses, excluding expense reductions	1.14%	1.20%	1.25%	1.25%	1.22%
Net investment income	.65%	.15%	.32%	.46%	1.10%

Supplemental Data:

Net assets, end of year (000)	$122,334	$169,767	$247,864	$255,116	$264,246
Portfolio turnover rate	68.57%	47.77%	62.12%	109.32%	20.11%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares

	Year Ended 12/31					3/24/2008(a) to 12/31/2008

	2012	2011		2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$15.59	$16.27		$13.04	$10.36	$15.62

Investment operations:
Net investment income (loss)(b)	.08	–	(c)	.06	.03	.16
Net realized and unrealized gain (loss)	2.13	(.68)		3.23	2.71	(5.11)

Total from investment operations	2.21	(.68)		3.29	2.74	(4.95)

Distributions to shareholders from:
Net investment income	(.08)	–		(.06)	(.06)	(.31)

Net asset value, end of period	$17.72	$15.59		$16.27	$13.04	$10.36

Total Return(d)	14.21%	(4.24)%		25.24%	26.47%	(31.58	)%(e)
Ratios to Average Net Assets:

Expenses, including expense reductions	1.38%	1.39%		1.38%	1.37%	1.00	%(e)

Expenses, excluding expense reductions	1.38%	1.39%		1.38%	1.37%	1.00	%(e)
Net investment income (loss)	.46%	(.00	)%(f)	.44%	.30%	1.37	%(e)

Supplemental Data:

Net assets, end of period (000)	$675	$500		$509	$141	$85
Portfolio turnover rate	68.57%	47.77%		62.12%	109.32%	20.11%

(a)	Commencement of operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Amount is less than .01%.

See Notes to Financial Statements.	21

Financial Highlights (concluded)

	Class R3 Shares

	Year Ended 12/31				3/24/2008(a) to 12/31/2008

	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$15.64	$16.32	$13.07	$10.38	$15.62

Investment operations:
Net investment income(b)	.09	.02	.06	.04	.16
Net realized and unrealized gain (loss)	2.15	(.69)	3.26	2.73	(5.11)

Total from investment operations	2.24	(.67)	3.32	2.77	(4.95)

Distributions to shareholders from:
Net investment income	(.10)	(.01)	(.07)	(.08)	(.29)

Net asset value, end of period	$17.78	$15.64	$16.32	$13.07	$10.38

Total Return(c)	14.33%	(4.10)%	25.38%	26.65%	(31.55	)%(d)
Ratios to Average Net Assets:

Expenses, including expense reductions	1.27%	1.28%	1.29%	1.25%	.96	%(d)

Expenses, excluding expense reductions	1.27%	1.28%	1.29%	1.25%	.97	%(d)
Net investment income	.56%	.11%	.43%	.38%	1.19	%(d)

Supplemental Data:

Net assets, end of period (000)	$23,905	$17,766	$13,769	$2,178	$330
Portfolio turnover rate	68.57%	47.77%	62.12%	109.32%	20.11%

(a)	Commencement of operations was 3/24/2008, SEC effective date was 9/14/2007 and date shares first became available to the public was 4/1/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

22	See Notes to Financial Statements.

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983. Effective March 31, 2012, Lord Abbett Mid-Cap Value Fund, Inc. changed its name to Lord Abbett Mid Cap Stock Fund.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The

Notes to Financial Statements (continued)

Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)

Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)

Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2009 through December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)

Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)

Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(g)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)

Common Stocks	$2,239,152	$–	$–	$2,239,152
Warrant	1,950	–	–	1,950
Repurchase Agreement	–	38,962	–	38,962

Total	$2,241,102	$38,962	$–	$2,280,064

*	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2012, the effective management fee paid to Lord Abbett was at an annualized rate of .54% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. The expenses assumed by the Underlying Funds are reflected in Receivables from affiliates on the Fund’s Statement of Assets and Liabilities. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of December 31, 2012, the percentages of the Fund’s outstanding shares owned by Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Income Strategy Fund, Lord Abbett Global Allocation Fund and Lord Abbett Growth & Income Strategy Fund were 9.96%, 2.86%, 1.48%, and 6.90%, respectively.

12b-1 Distribution Plan
The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon the Fund’s average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3

Service	.25%	(1)	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%		.75%	.75%	.10%	.20%	.35%	.25%

*

The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2012:

Distributor Commissions	Dealers’ Concessions

$80,937	$455,519

Notes to Financial Statements (continued)

Distributor received CDSCs of $5,945 and $5,860 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2012.

For the fiscal year ended December 31, 2012, two Directors and certain of the Fund’s officers had an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2012 and 2011 was as follows:

	Year Ended 12/31/2012	Year Ended 12/31/2011

Distributions paid from:
Ordinary income	$15,758,365	$4,028,447

Total distributions paid	$15,758,365	$4,028,447

As of December 31, 2012, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$68,335

Total undistributed earnings	$68,335
Capital loss carryforwards*	(1,334,117,014)
Temporary differences	(2,356,212)
Unrealized gains – net	330,377,760

Total accumulated losses – net	$(1,006,027,131)

*	As of December 31, 2012, the Fund had a capital loss carryforward of $1,334,117,014 set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $1,341,530 during the fiscal year 2012.

Notes to Financial Statements (continued)

As of December 31, 2012, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,949,685,790

Gross unrealized gain	350,912,449
Gross unrealized loss	(20,534,689)

Net unrealized security gain	$330,377,760

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended December 31, 2012 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

$(370,722)	$379,122	$ (8,400)

The permanent differences are primarily attributable to the tax treatment of certain distributions received and certain securities.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2012 were as follows:

Purchases	Sales

$1,552,203,058	$1,750,095,374

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2012.

6.	DIRECTORS’ REMUNERATION

For the fiscal year ended December 31, 2012, the Fund’s officers and the two Directors who were associated with Lord Abbett did not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.	LINE OF CREDIT

On April 2, 2012, the Fund and certain other funds managed by Lord Abbett (the “participating funds”) entered into an unsecured revolving credit facility (“Facility”) with State Street Bank and

Notes to Financial Statements (continued)

Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amounts available under the Facility are (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds. The annual fee to maintain the Facility is .09% of the amount available under the Facility. Each participating fund pays its pro rata share based on the net assets of each participating fund. This amount is included in Other expenses on the Fund’s Statement of Operations. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of December 31, 2012, there were no loans outstanding pursuant to this Facility, nor was the Facility utilized at any time during the fiscal year ended December 31, 2012.

For the period February 3, 2011 through April 1, 2012, the Fund and certain other funds managed by Lord Abbett had an amount of $200,000,000 available under a Facility from SSB with an annual fee to maintain the Facility of .125% of the amount available under the Facility.

9.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

Notes to Financial Statements (continued)

11.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011

Class A Shares	Shares	Amount	Shares	Amount

Shares sold	4,273,586	$72,830,521	9,728,679	$161,362,065
Converted from Class B*	704,656	11,988,732	2,952,653	49,508,631
Reinvestment of distributions	392,240	7,103,496	96,683	1,475,390
Shares reacquired	(20,209,351)	(343,059,711)	(27,612,337)	(458,317,697)

Decrease	(14,838,869)	$(251,136,962)	(14,834,322)	$(245,971,611)

Class B Shares

Shares sold	61,765	$1,001,671	116,819	$1,843,103
Shares reacquired	(681,452)	(10,862,572)	(1,427,163)	(22,505,757)
Converted to Class A*	(751,402)	(11,988,732)	(3,133,336)	(49,508,631)

Decrease	(1,371,089)	$(21,849,633)	(4,443,680)	$(70,171,285)

Class C Shares

Shares sold	446,510	$7,090,343	656,116	$10,338,349
Reinvestment of distributions	3,853	65,349	–	–
Shares reacquired	(3,233,549)	(51,270,160)	(3,858,741)	(59,916,046)

Decrease	(2,783,186)	$(44,114,468)	(3,202,625)	$(49,577,697)

Class F Shares

Shares sold	432,908	$7,330,808	1,057,131	$17,317,458
Reinvestment of distributions	26,811	482,065	14,855	225,060
Shares reacquired	(1,105,816)	(18,670,870)	(1,543,108)	(25,189,565)

Decrease	(646,097)	$(10,857,997)	(471,122)	$(7,647,047)

Class I Shares

Shares sold	11,607,547	$195,118,661	21,284,737	$338,691,497
Reinvestment of distributions	338,805	6,091,706	122,733	1,859,399
Shares reacquired	(3,578,572)	(61,215,764)	(3,631,526)	(60,110,878)

Increase	8,367,780	$139,994,603	17,775,944	$280,440,018

Class P Shares

Shares sold	401,626	$6,616,418	1,461,486	$23,762,553
Reinvestment of distributions	45,020	791,448	5,077	75,192
Shares reacquired	(4,514,502)	(74,229,018)	(5,912,072)	(96,684,758)

Decrease	(4,067,856)	$(66,821,152)	(4,445,509)	$(72,847,013)

Class R2 Shares

Shares sold	20,870	$349,725	31,798	$511,133
Reinvestment of distributions	88	1,576	–	–
Shares reacquired	(14,976)	(252,894)	(30,999)	(499,840)

Increase	5,982	$98,407	799	$11,293

Notes to Financial Statements (concluded)

	Year Ended December 31, 2012		Year Ended December 31, 2011

Class R3 Shares	Shares	Amount	Shares	Amount

Shares sold	554,171	$9,220,211	636,373	$10,438,650
Reinvestment of distributions	7,631	136,980	750	11,336
Shares reacquired	(353,218)	(5,969,846)	(344,857)	(5,668,264)

Increase	208,584	$3,387,345	292,266	$4,781,722

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Mid Cap Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid Cap Stock Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 26, 2013

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director
Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Ms. Foster is a director/trustee of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Directors
The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Lend Lease Corporation Limited, an international retail and residential property group (since 2006), and WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 - 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 - 2009); and Officer and Director of Trinsum Group, a holding company (2007 - 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009 - 2011).

Officers
None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1995.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2001.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Fund’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or Lord, Abbett & Co. LLC (“Lord Abbett”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Lipper Inc. regarding the investment performance of the Fund compared to the investment performance of a group of funds within the same investment classification/objective (the “performance universe”) and the investment performance of an appropriate benchmark; (2) information provided by Lipper Inc. regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds with similar objectives and of similar size (the “peer group”); (3) detailed performance attribution analysis; (4) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the management agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (9) information regarding the distribution arrangements of the Fund; and (10) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all relevant legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest resulting from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance universe as of various periods ended September 30, 2012. The Board observed that the investment performance of the Class A shares was below the median of the performance universe for each period.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel. The Board also considered the steps Lord Abbett had taken or was taking to improve investment performance of the Fund.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and Lord Abbett Distributor LLC (“Distributor”) and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of each class of shares of the Fund and the expense levels of the peer group. The Board considered the fiscal periods on which the peer group comparisons were based, and noted that the fiscal years of many funds in the peer group did not coincide with the Fund’s fiscal year. It also considered the projected expense levels and how those levels would relate to those of the peer group and the amount and nature of the fees paid by shareholders. The Board observed that the expense ratios generally were below the medians of the peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees from the Funds, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income. For corporate shareholders, 100% of the ordinary income distributions is qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Mid Cap Stock Fund, Inc. (Formerly Lord Abbett Mid-Cap Value Fund, Inc.)	LAMCVF-2-1212 (02/13)

Item 2:	Code of Ethics.

(a)

In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2012 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)

See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2012 and 2011 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2012	2011
Audit Fees {a}	$45,000	$44,000
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	45,000	44,000

Tax Fees {b}	7,376	7,247
All Other Fees	- 0 -	- 0 -

Total Fees	$52,376	$51,247

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2012 and 2011 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2012 and 2011 were:

	Fiscal year ended:
	2012	2011
All Other Fees {a}	$194,431	$172,220

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2012 and 2011 were:

	Fiscal year ended:
	2012		2011
All Other Fees	$	- 0 -	$	- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)

Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MID CAP STOCK FUND, INC.

	By:	/s/ Daria L. Foster

Daria L. Foster
President and Chief Executive Officer

Date: February 26, 2013

	By:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster

Daria L. Foster
President and Chief Executive Officer

Date: February 26, 2013

	By:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 26, 2013